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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2003

ATC HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11380 (Commission file number)	11-2650500 (I.R.S. Employer Identification No.)
1983 Marcus Avenue, Lake Success, New York (Address of principal executive offices)		11042 (Zip Code)
(516) 750-1600 (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        Company's press release dated February 26, 2003 that it intends to offer 7% convertible series A preferred stock.

ITEM 7. FINANCIAL STATEMENTS and EXHIBITS

        c)    Exhibits

            99.4    Press release of Registrant dated February 26, 2003.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATC Healthcare, Inc.
Dated: February 27, 2003	By:	/s/ ALAN LEVY Alan Levy Senior Vice President Chief Financial Officer

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS and EXHIBITS